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Prospectus and Statement of Additional Information Supplement dated December 6, 2017

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Prospectus and Statement of Additional Information for Class A, B, C, Y, IB and IC shares of Invesco Senior Loan Fund.

At a meeting held on November 29 – December 1, 2017, the Fund’s Board of Trustees approved the early conversion of the Fund’s Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”), all outstanding Class B shares of the Fund will be converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The conversion of the Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

Effective as of the Conversion Date, all references to Class B shares in the Fund’s Prospectus and Statement of Additional Information are deleted.

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